UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):
June 11, 2015

CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	001-09733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Dismissal of Independent Registered Public Accounting Firm.

The Audit Committee (the “Audit Committee”) of the Board of Directors of Cash America International, Inc. (the “Company”) recently completed a process to determine which audit firm would serve as the Company’s independent registered public accounting firm. On June 11, 2015, the Company dismissed PricewaterhouseCoopers LLP (“PWC”). The decision to dismiss PWC was approved by the Audit Committee.

PWC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and December 31, 2013 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2013 and through June 11, 2015, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to PWC’s satisfaction, would have caused PWC to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such years. In addition, during the Company’s two most recent fiscal years ended December 31, 2014 and December 31, 2013 and through June 11, 2015, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S‑K.

The Company provided PWC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that PWC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of PWC’s letter, dated June 16, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of New Independent Registered Public Accounting Firm.

On June 11, 2015, the Audit Committee approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s new independent registered public accounting firm effective immediately. In connection with the Company’s appointment of Grant Thornton as the Company’s independent registered public accounting firm, the Company has not consulted Grant Thornton on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP dated June 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date:	June 16, 2015	By:	/s/ Thomas A. Bessant, Jr.
Thomas A. Bessant, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP dated June 16, 2015